Exhibit 10.71

STI Esles

S.W.I.F.T. ABNANL2R	head office Coolsingel 93 3012 AE ROTTERDAM	mail address P.O. Box 749 3000 AS ROTTERDAM	phone/fax +31-10-4016141 +31-10-4025413

STI ESLES SHIPPING COMPANY LTD

Le Millenium 9

Boulevard Charles III

MC98000 MONACO

MONACO

Your Reference	Your Date	Our Reference	Our Date	Contact person
S778		NLAA0100238E003	2014.03.13	Anna vd Linden-Rozanska

Advice Of Amendment Of Guarantee

We received following message from issuing bank, as per your special request which we routed to them on 11/3:

:20:M16FB1312XD00235

:21:NLAA0100238M001

:79:ATTN.COMMODITIES TRADE SERVICES

OUR REF M16FB1312XD00235

YOUR REF NLAA0100238M001

IN RESPONSE TO YOUR MT799 DTD 20140311

WE CONFIRM YOU THAT A/M GUARANTEE HAS BEEN ISSUED AND SIGNED ‘FOR AND ON BEHALF OF SHINHAN BANK’.

RGDS.

IMPORT DEPT.

SHINHAN BANK CO LTD

120 Taepyeongno 2-ga, Jung-Gu

SEOUL 100-865

KOREA, REPUBLIC OF

with guarantee number:        M16FB1312XD00235

This message is passed on to yourselves without any responsibility from our side to you.

We have debited your USD account number 618576134 for the sum of our commissions/charges.

Commissions/Charges:

Handling Commission:	USD	34.92

NLAA0100238

ABN AMRO Bank N.V., gevestigd to Amsterdam Handelsregister K.v.K. Amsterdam, nr 34334259 BTW nr NL820646660B01

Yours faithfully,
ABN AMRO Bank N. V.

/s/ [ILLEGIBLE]